Exhibit-10.1

                                   REPLACEMENT
                                 PROMISSORY NOTE


US $2,100,000                                                    30 March 2001
                                                                 Columbia, MD


           THIS INSTRUMENT AND ALL RIGHTS OF THE PARTIES HEREUNDER ARE
            SUBJECT TO AND GOVERNED BY THE TERMS AND CONDITIONS OF A SUBORDINATION AND INTERCREDITOR AGREEMENT DATED MARCH 30,
         2001, BY AND BETWEEN MANTECH INTERNATIONAL CORPORATION AND
          NATIONAL BANK OF CANADA. WITHOUT LIMITATION OF THE FOREGOING, ALL RIGHTS OF PAYMENT, LIEN RIGHTS, AND ENFORCEMENT RIGHTS OF THE HOLDER OF THIS INSTRUMENT, ARE EXPRESSLY SUBORDINATED AND SUBJECT TO THE RIGHTS OF NATIONAL BANK OF CANADA, AS PROVIDED
                IN THE SUBORDINATION AND INTERCREDITOR AGREEMENT.


                                R E C I T A L S:
                                - - - - - - - -

     A. Reference is made to that certain Secured Promissory Note dated October 2, 2000 in the original principal amount of One Million Eight Hundred Thousand Dollars (US $1,800,000), made by GSE Systems, Inc., a Delaware corporation, (the "Borrower") payable to the order of ManTech International Corporation, a New Jersey corporation, and its successors and assigns (the "Lender"), as amended and modified pursuant to that certain Allonge and First Modification to Secured Promissory Note dated as of January 25, 2001, increasing the principal amount of the Secured Promissory Note to Two Million One Hundred Thousand Dollars (US $2,100,000). The Secured Promissory Note, as so amended and modified, is referred to herein as the "Original Note". The aggregate Two Million One Hundred Thousand Dollars (US $2,100,000) of loans evidenced by the Original Note is referred to herein as the "Loan."

     B. Pursuant to the Original Note, the Loan was secured by the Borrower's equity interest in Avantium International B.V. (formerly known as Avantium
B.V.), a private company with limited liability formed under the laws of The Netherlands ("Avantium") (the "Collateral"), which security interest is subordinate to the security interest held by National Bank of Canada, the Borrower's principal lender ("NBOC"), in the Collateral.

     C. In connection with various proposed new credit accommodations from NBOC to the Borrower, NBOC has prohibited any security for the Loan and the Original Note.

     D. The Lender has agreed to release its security interest in any collateral securing the Loan or the Note (including, but not limited to, the Collateral), in order to comply with NBOC's requirement.


     NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree that this Note is hereby substituted for and replaces the Original Note.

                                    * * * * *
     FOR VALUE RECEIVED the undersigned Borrower unconditionally promises to pay to the order of the Lender, at the account specified in writing, or at such place in the United States of America as a holder hereof may from time to time direct in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of TWO MILLION ONE HUNDRED THOUSAND DOLLARS (US $2,100,000), together with all accrued but unpaid interest thereon (the "Note"). The interest rate shall be computed on the actual number of days elapsed (based on a 360-day year of twelve equal months) on the unpaid balance of such principal amount at the rate described below.

     Interest shall be at the fluctuating prime rate of interest established and declared by Mellon Bank, N.A. (the "Prime Rate") plus one (1) percentage point per annum, to be paid in lawful money of the United States and in immediately available funds. Interest shall be compounded monthly, based on the Prime Rate in effect on the last day of such month.

     The Borrower may borrow under this Note subject to the principal amount of the Note. The Borrower may prepay this Note in whole or in part at any time or from time to time without penalty or premium. Any such prepayment shall first be applied to accrued and unpaid interest, if any, and thereafter to the principal outstanding under this Note.

     The Borrower shall repay this Note as follows:

     1. Payments of accrued interest only shall be due and payable on the first day of each month, commencing on July 1, 2001, and continuing through the Maturity Date (as defined below).

     2. Twenty-four (24) equal installments of principal shall be due and payable on the first day of each month, commencing on April 1, 2004, and continuing through the Maturity Date.

     3. The entire principal balance of this Note, together with all accrued and unpaid interest thereon and other sums payable hereunder, unless sooner accelerated pursuant to the terms of this Note, shall be due and payable in full on April 1, 2006 (the "Maturity Date").

     This Note may be convertible, at the Lender's option, in whole or in part, into shares of convertible preferred stock of the Borrower at the rate of One Hundred Dollars ($100) per share. Such preferred stock is to be convertible into common stock of the Borrower. The other rights and preferences of the preferred stock shall be mutually agreed upon by the Borrower and the Lender. The authorization and/or issuance of such preferred stock, and the common stock issuable upon exercise of the conversion right of such preferred stock, may be subject to the approval of the Borrower's stockholders, if it is determined that such stockholder approval is required.

     The Lender hereby releases, discharges and terminates its security interest in any and all collateral security securing the Loan or the Note (including, but not limited to, the Collateral), and releases to the Borrower any and all right, title and interest which the Lender may have acquired in and to such collateral (including, but not limited to, the Collateral), pursuant to the Original Note or otherwise. The Lender agrees to execute such documents, and to take all other actions reasonably requested by the Borrower, to evidence the Lender's release of its security interest in all of such collateral, including, but not limited to, the Collateral.

     Upon execution of this Note by the Borrower, the Lender shall return the Original Note to the Borrower, marked "Cancelled."

     The Borrower represents and warrants to the Lender (which representations and warranties will be deemed to be repeated by the Borrower on each day on which the Note or other obligation of the Borrower remains outstanding) that:

(A) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(B) It is duly qualified, in good standing and authorized to do business in each jurisdiction where because of the nature of its activities or properties such qualification is required by applicable laws or the failure to be so qualified could have a material adverse effect on the Borrower;

(C) It has the power to enter into the Note, to deliver this Note and to perform its obligations under this Note and has taken all necessary action to authorize such execution, delivery and performance;

(D) The execution, delivery and performance of this Note by the Borrower does not and will not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(E) All governmental and other consents, authorizations, approvals, licenses and orders that are required to have been obtained by it with respect to this Note and the transactions contemplated herein have been obtained and are in full force and effect and all conditions of any such consents, authorizations, approvals, licenses and orders have been complied with;

(F) Its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

(G) There is not pending or threatened against it any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to (1) affect the legality, validity or enforceability against it of this Note or its ability to perform its obligations hereunder, or (2) materially affect its operations, business, property or assets or financial or other condition.

     The Borrower covenants to the Lender that, so long as the Borrower has or may have any obligation under this Note:

(a) Except as expressly set forth herein, this Note shall constitute an unsecured direct, general and unconditional obligation of the Borrower. Notwithstanding anything to the contrary stated herein, this Note is subordinate in payment, priority and collection to the Borrower's obligations to NBOC, the terms of which subordination are set forth in that certain Subordination and Intercreditor Agreement dated as of the date hereof by and between the Lender and NBOC.

(b) It will maintain in full force and effect and comply with all consents, authorizations, approvals, licenses and orders of any governmental or other authority that are required to be obtained by it with respect to this Note or the transactions contemplated hereby and will use all reasonable efforts to obtain any such consents, authorizations, approvals, licenses and orders that may become necessary in the future;

(c) It will comply in all material respects with all applicable laws and orders to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under this Note; and

(d) It will notify the Lender upon the occurrence of an Event of Default (as defined below).

     The occurrence of any of the following events or conditions shall constitute an event of default (each, an "Event of Default") with respect to the Borrower under this Note:

(I) Any amounts due under this Note are not paid (i) with respect to principal and/or interest within Ten (10) calendar days after the date when due, or
     (ii) with respect to other amounts within Twenty (20) calendar days after the due date thereof;

(II) Except as otherwise provided in subsection (I) above, the failure or refusal of the Borrower to properly perform, observe or comply with any condition, obligation, or covenant or agreement to be performed, observed or complied with by the Borrower in this Note, and such failure or refusal continues for a period of Ten (10) calendar days, or for such lesser period as stipulated in this Note after written notice thereof from the Lender;

(III)A representation made or repeated or deemed to have been made or repeated by the Borrower in this Note proves to have been incorrect or misleading when made or repeated or deemed to have been made or repeated; provided that in the case of a repeated representation, the Borrower shall have a period of Ten (10) calendar days after notice from the Lender to cure such incorrect or misleading representation; or

(IV) Borrower (1) is dissolved (other than pursuant to a consolidation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation which is not dismissed, discharged, stayed or restrained within Thirty (30) calendar days of the institution or presentation thereof; (5) has a resolution passed for its winding-up or liquidation (other than pursuant to a consolidation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such process is not dismissed, discharged, stayed or restrained, in each case within Thirty
     (30) calendar days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7)
     (inclusive); or (9) takes any corporate action in furtherance of, or otherwise indicates its written consent to, written approval of, or written acquiescence in, any of the foregoing acts.

(V) The Borrower is a party to any merger or consolidation or transfers all or substantially all its assets to another person or entity without the prior written consent of the Lender and, pursuant to such merger, consolidation or transfer the creditworthiness of the resulting, surviving or transferee entity is weaker than that of the Borrower immediately prior to such action.

     Upon the occurrence and during the continuance of an Event of Default, the Lender will have the option, upon notice to the Borrower, of declaring any or all unpaid amounts under the Note, together with unpaid accrued interest thereon to be immediately due and payable.

     All payments and repayments shall be made on a day that banks are open for business in the Commonwealth of Virginia (a "Business Day"). If any payment in respect of this Note becomes due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of the time shall be included in computing interest in connection with such payment.

     All payments to the Lender hereunder shall be made by wire transfer to the account specified by the Lender in writing from time to time, in lawful money of the United States of America.

     All payments made by the Borrower in respect of principal of, and interest on the Note and all other amounts payable in respect of this Note or otherwise, will be made without set-off, counterclaim or other defense and will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein and all interest, penalties or similar liabilities with respect thereto (collectively, the "Taxes"). The Borrower shall pay on demand all stamp, documentary and other similar duties and taxes, if any, to which this Note from time to time may be subject to or give rise. If the Borrower is required by applicable law to make any deduction or withholding on any payment as described above in respect of Taxes or otherwise, the Borrower shall: (i) promptly notify the Lender of such occurrence; (ii) pay to the relevant taxation or other authorities the full amount of the deduction or withholding within the time allowed; (iii) furnish to the Lender within Thirty (30) calendar days of such payment, an official receipt from such authorities for all amounts so deducted or withheld; and (iv) pay to the Lender an additional amount so that the Lender receives on the due date of such payment the full amount the Lender would have received had no such deduction or withholding taken place.

     The  Borrower  agrees  to pay on  demand  all of  the  Lender's  costs  and expenses, including, without limitation, reasonable attorneys' fees and expenses, in connection with any judgment relating to the collection of any sums due to the Lender and the enforcement or protection of its rights or interests hereunder, whether suit be brought or not.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OR VIRGINIA, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES.

     Nothing contained herein shall limit or impair the right of the Lender to institute any suit, action, motion or proceeding in any other court of competent jurisdiction, nor shall the taking of any suit, action or proceeding in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

     The Borrower may not assign any of its rights or delegate any of its obligations under this Note (or any part thereof) without the prior written consent of the Lender, which consent shall not be unreasonably withheld; provided, however, nothing contained herein shall limit the right of the Lender to assign any of its rights or obligations hereunder.

     The Borrower hereby waives diligence, presentment, protest, demand, and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder and further agrees to be bound hereby, notwithstanding any extension, modification or waiver by any holder of this Note or upon the discharge or release of any obligor hereunder.

     If any clause, provision or section of this Note shall be held illegal or invalid by any court, the illegality or invalidity of such clause, provision or section shall not affect the remainder of this Note, which shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained in this Note. If any agreement or obligation contained in this
Note is held to be in violation of applicable law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Borrower only to the extent permitted by applicable law.


         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the date first above written.

BORROWER:

GSE Systems, Inc.



By:      ______________________
Name:    Jeffery G. Hough
Title:   Senior Vice President


LENDER:

ManTech International Corporation



By:      ______________________
Name:
Title: